                                     [LOGO]
                                  COPART, INC.


                                OCTOBER 19, 2001


DEAR SHAREHOLDER:

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Copart, Inc. (the "Company") to be held on Tuesday, December 4, 2001 at 9:00 a.m., at the Company's corporate headquarters located at 5500 E. Second Street, Benicia, California 94510 (see directions on back of proxy statement). The formal Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter describes the business to be acted upon.

     PLEASE SIGN AND RETURN YOUR PROXY NOW WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If you attend the meeting, you may still vote in person even if you have previously returned a signed proxy.

                                        Sincerely,



                                        /s/ Willis J. Johnson
                                        -------------------------
                                        WILLIS J. JOHNSON
                                        CHIEF EXECUTIVE OFFICER




                             YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING IN THE EVENT YOU ARE NOT PERSONALLY PRESENT, PLEASE DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. EXECUTION OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                                     [LOGO]
                                  COPART, INC.

                           --------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 4, 2001
                           --------------------------

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Copart, Inc. (the "Company") will be held on Tuesday, December 4, 2001 at 9:00 a.m., pacific standard time, at the Company's corporate headquarters located at 5500 E. Second Street, Benicia, California 94510 for the following purposes:

     1. To elect seven directors of the Company for the ensuing year or until their successors have been duly elected and qualified;

     2. To approve the adoption of a new 2001 Stock Option Plan and to reserve 3,000,000 shares of the Company's common stock for issuance under the plan;

     3. To ratify the selection of KPMG LLP as independent auditors for the Company for the current fiscal year ending July 31, 2002; and

     4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on October 8, 2001, as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed between the record date and the date of the Annual Meeting.

     Please read carefully the following Proxy Statement which describes the matters to be voted upon at the Annual Meeting, and then complete, sign and return your Proxy as promptly as possible. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed and returned to ensure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                              For the Board of Directors
                                              COPART, INC.



                                              /s/ Paul A. Styer
                                              --------------------------
                                              Paul A. Styer, SECRETARY


Benicia, California
October 19, 2001

                                  COPART, INC.
                              5500 E. SECOND STREET
                            BENICIA, CALIFORNIA 94510

                                 PROXY STATEMENT

                           --------------------------
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 4, 2001
                             --------------------------

                                     GENERAL

     THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT AND BOARD OF DIRECTORS (THE "BOARD") OF COPART, INC., a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held on Tuesday, December 4, 2001 (the "Annual Meeting"). The Annual Meeting will be held at 9:00 a.m., Pacific Standard Time, at the Company's corporate headquarters located at 5500 E. Second Street, Benicia, California. Only shareholders of record at the close of business on October 8, 2001 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. The Company's principal executive offices are located at 5500 E. Second Street, Benicia, California 94510. The Company's telephone number at that address is
(707) 748-5000.

     This Proxy Statement and accompanying proxy (the "Proxy") and Notice of Annual Meeting were mailed to the Company's shareholders on or about October 19, 2001. A copy of the Company's Annual Report for the fiscal year ended July 31, 2001 accompanies this Proxy Statement.

RECORD DATE, VOTING AND SHARE OWNERSHIP

     On October 8, 2001, the Record Date for determination of shareholders entitled to vote at the Annual Meeting, there were 55,681,353 shares of Common Stock outstanding held by approximately 776 shareholders of record. No shares of the Company's Preferred Stock are outstanding.

     Each share of the Company's Common Stock outstanding on the Record Date is entitled to one vote. In addition, every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (seven) multiplied by the number of shares held by such shareholder as of the Record Date, or distribute such number of votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than the number of candidates to be elected. However, no shareholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes.

     On all other matters, each share has one vote. Approval of the Board's decisions to approve the new 2001 Stock Option Plan and to retain KPMG LLP as independent auditors for fiscal year 2002 will be decided by the affirmative vote of a majority of the shares present or represented and entitled to vote on such matters. Abstentions with respect to any matter are treated as shares present or represented at the Annual Meeting and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether shareholder approval of that matter has been obtained, although they are deemed to be present for purposes of establishing a quorum for the transaction of business.

REVOCABILITY OF PROXIES

     If you are unable to attend the Annual Meeting, you may vote by Proxy. The enclosed Proxy is solicited by the Company's Board of Directors and, when returned properly completed, will be voted as you direct your Proxy. Unless otherwise instructed in the Proxy, the proxyholder will vote the Proxies received by them FOR the nominees for the Board of Directors and FOR each of the two other proposals described herein.

     Any person giving a Proxy has the power to revoke it at any time before its exercise. It may be revoked by filing with Paul A. Styer, Senior Vice President, General Counsel and Secretary of the Company at the Company's principal executive offices, Copart, Inc., 5500 E. Second Street, Benicia, California 94510, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials furnished to shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, facsimile or other means by Directors, officers, employees or agents of the Company. No compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Shareholders are entitled to present proposals for action at forthcoming shareholder meetings of the Company if they comply with the requirements of the appropriate proxy rules promulgated by the Securities and Exchange Commission (the "SEC"). Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2002 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no later than June 20, 2002, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Shareholders interested in submitting such a proposal are advised to retain knowledgeable legal counsel with regard to the detailed requirements of the applicable securities laws. The timely submission of a shareholder proposal to the Company does not guarantee that it will be included in the Company's applicable proxy statement.

     The Proxy card attached hereto and which is to be used in connection with the Company's current 2001 Annual Meeting grants the proxy holders discretionary authority to vote on any matter otherwise properly raised at such Annual Meeting. The Company presently intends to use a similar form of proxy card for its 2002 Annual Meeting of Shareholders. If the Company is not notified at its principal executive offices of a shareholder proposal at least 45 days prior to the one year anniversary of the mailing of this Proxy Statement, then the proxy holders for the Company's 2002 Annual Meeting of Shareholders will have the discretionary authority to vote against any such shareholder proposal if it is properly raised at such annual meeting, even though such shareholder proposal is not discussed in the Company's proxy statement related to that shareholder meeting.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING
                      PROPOSAL ONE - ELECTION OF DIRECTORS

     One of the purposes of the Annual Meeting is to elect directors to hold office until the next annual meeting or until their respective successors are duly elected and qualified. The number of authorized directors is currently seven. The Board of Directors has selected the seven nominees listed below for election as directors. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed in the Proxy, the proxy holders will vote the Proxies received by them FOR the nominees named below. The seven candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected to the Board of Directors of the Company.

NOMINEES

     Set forth below is information regarding the Company's nominees, all of whom are currently directors of the Company, including information furnished by them as to principal occupations, certain other directorships held by them, any arrangements pursuant to which they were or are selected as directors or nominees and their ages as of the Record Date:

NAME                                  AGE      PRINCIPAL OCCUPATION
-----                                 ----     -------------------
Willis J. Johnson (1)(2).............  54      Chief Executive Officer of the Company
A. Jayson Adair......................  31      President of the Company
Harold Blumenstein (3)...............  63      General Partner, Paragon Properties Company
James Grosfeld (1)(2)(3).............  64      Private Investor
James E. Meeks.......................  52      Executive Vice President and
                                               Chief Operating Officer of the Company
Marvin L. Schmidt....................  58      Retired Senior Vice President of
                                               Corporate Development of the Company
Jonathan Vannini (1)(2)(3)...........  39      Private Investor
----------------

(1)  Member of the Compensation Committee.

(2)  Member of the Stock Option Grant Committee.

(3) Member of the Audit Committee. All audit committee members are independent nonexecutive directors who possess at least a basic understanding of finance and accounting and are able to read and understand fundamental financial statements.

     WILLIS J. JOHNSON, co-founder of the Company, has served as Chief Executive Officer of the Company since 1986, and has been a Board member since 1982. Mr. Johnson served as President of the Company from 1986 until May 1995. Mr. Johnson was an officer and director of U-Pull-It, Inc. ("UPI") from 1982 through September 1994, a self-service auto dismantler which he co-founded in 1982. Mr. Johnson sold his entire interest in UPI in September 1994. Mr. Johnson has over 29 years of experience in owning and operating auto dismantling companies.

     A. JAYSON ADAIR has served as President of the Company since November 1996 and as a director since September 1992. From April 1995 until October 1996, Mr. Adair served as Executive Vice President. From August 1990 until April 1995, Mr. Adair served as Vice President of Sales and Operations and from June 1989 to August 1990, Mr. Adair served as the Company's Manager of Operations.

     HAROLD BLUMENSTEIN has served as a director of the Company since March 1994. Mr. Blumenstein is a general partner of Paragon Properties Company, a real estate development, investment and management company, where he has been employed since January 1971. Mr. Blumenstein holds a B.A. in Economics and Accounting from Wayne State University.

     JAMES GROSFELD has served as a director since November 1993. From November 1993 until November 1994, Mr. Grosfeld also served as Chairman of the Board of the Company. Mr. Grosfeld is a director of Blackrock Inc., a public diversified investment management company.

     JAMES E. MEEKS has served as Vice President and Chief Operating Officer of the Company since September 1992 when he joined the Company concurrent with the Company's purchase of South Bay Salvage Pool (the "San Martin Operation"). Mr. Meeks has served as Executive Vice President and director of the Company since October 1996 and as Senior Vice President since April 1995. From April 1986 to September 1992, Mr. Meeks, together with his family, owned and operated the San Martin Operation. Mr. Meeks was also an officer, director and part owner of Cas & Meeks, Inc., a towing and subhauling service company, which he operated from 1991 until March 2001. Mr. Meeks has over 34 years of experience in the vehicle dismantling business.

     MARVIN L. SCHMIDT has served as a director since July 1993. Mr. Schmidt retired as Senior Vice President of Corporate Development of the Company on January 1, 1999. Mr. Schmidt served as Vice President of the Company's Western Region from July 1993, when he joined the Company concurrent with the Company's acquisition of County Salvage, Inc., until May 1995, when he became Senior Vice President of Corporate Development. From January 1989 until July 1993, Mr. Schmidt owned and operated County Salvage, Inc. in Los Angeles. Mr. Schmidt has over 25 years of experience as an owner and operator of auto dismantling and parts businesses.

     JONATHAN VANNINI has served as a director of the Company since February 1993. Mr. Vannini was a general partner at HPB Associates, an investment partnership, and was employed by HPB Associates from August 1987 until March 1996. Since 1996, Mr. Vannini has been a private investor. Mr. Vannini holds a B.A. in Economics from the University of California, Los Angeles and a M.B.A. from Columbia University.

     There are no family relationships among any of the directors or executive officers of the Company, except that A. Jayson Adair is the son-in-law of Willis
J. Johnson.

     In 1990, the Commodity Futures Trading Commission ("CFTC") brought a civil action against MultiVest Options, Inc. ("MOI") alleging various violations of the Commodity Exchange Act ("CEA") and certain rules and regulations of the CFTC. Mr. Grosfeld was the principal stockholder of the ultimate parent corporation of MOI, but, according to Mr. Grosfeld, was never an officer or director of MOI and did not participate in the day-to-day conduct of its business. Without admitting or denying the allegations of the CFTC complaint, MOI consented to the entry of a permanent injunction and appointment of a receiver. MOI discontinued its business operations in 1990. Mr. Grosfeld was not specifically named in the CFTC proceeding or in the injunction related thereto. Subsequently, in 1990 certain individuals who had previously purchased and sold commodity options through MOI brought a class action lawsuit against the parent and affiliated companies of MOI and Mr. Grosfeld alleging that the defendants, among other things, violated the antifraud provisions of the CEA and asserting other federal and state law claims. Mr. Grosfeld denied the allegations contained in the action and maintained that the litigation was without merit. On March 31, 1997, the court approved a settlement of the action and the lawsuit was dismissed.

VOTE REQUIRED

     The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

     Unless otherwise directed, the proxy holders will vote the proxies received by them for the seven nominees named above. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed above as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES TO SERVE ON THE COMPANY'S BOARD OF DIRECTORS FOR THE ENSUING YEAR UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended July 31, 2001, the Board of Directors held four (4) meetings. As of July 31, 2001, the Company had three standing
Committees: an Audit Committee, Stock Option Grant Committee and a Compensation Committee. The Company has no nominating committee or any committee performing similar functions; however, the Board will consider nominees proposed by shareholders of the Company. Any shareholder who wishes to recommend a suitably qualified prospective nominee for the Company's Board of Directors should do so in writing by providing such candidate's name, qualifications (including a resume, if available) and appropriate contact information to the Company at its principal executive offices.

     The Audit Committee is primarily responsible for reviewing and approving the services performed by the Company's independent auditors, reviewing financial statements of the Company and reviewing reports of the Company's accounting practices and systems of internal accounting controls. The purpose of the Audit Committee is to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide to the Board the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide such additional information as the committee may deem necessary to make the Board aware of significant financial matters which require the Board's attention. The Audit Committee currently consists of Directors Blumenstein, Grosfeld and Vannini. The Company believes that all three current members are independent directors as defined in Rule 4200(a)(14) of the listing standards of the National Association of the Securities Dealers. The Audit Committee held four (4) meetings during the last fiscal year.

     The Stock Option Grant Committee is responsible for the administration of the Company's stock and option plans. The Compensation Committee is generally responsible for, among other things, reviewing and approving the Company's compensation policies and setting the compensation levels for those Company executive officers and senior managers reporting directly to the Company's President whose compensation is not otherwise established pursuant to employment agreements reviewed or approved by the Board of Directors. The Compensation Committee and Stock Option Grant Committee each consist of Directors Johnson, Grosfeld and Vannini. The Compensation Committee and the Stock Option Grant Committee each held one (1) meeting during the last fiscal year.

     During the last fiscal year, no director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of Committees of the Board on which he serves that were held during the period for which he has been a member.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is comprised of the three directors named below, none of whom are officers or employees of the Company. The Audit Committee believes that all of its current members are independent directors as defined by applicable Nasdaq National Market rules and listing standards. The Audit Committee has adopted a written charter which has been approved by the Board and which is attached as an appendix to this Proxy Statement.

     The Audit Committee has reviewed and discussed the Company's financial statements and financial reporting process with the Company's management, which has the primary responsibility for the financial statements and financial reporting processes, including the system of internal controls. KPMG LLP, the Company's current independent auditors are responsible for performing an independent audit of the consolidated financial statements of the Company and for expressing an opinion on the conformity of those financial statements with generally accept accounting principals. The Audit Committee reviews and monitors these processes and receives reports from KPMG LLP and Company management. The Audit Committee also discussed with KPMG LLP the overall scope and plans of their audits, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting processes.

     The Audit Committee has discussed with KPMG LLP those matters required to be discussed by Statement of Auditing Standards No. 61 ("Communication With Audit Committees"). KPMG LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committee"), and has also discussed with KPMG LLP that firm's independence from management and the Company. The Audit Committee has also considered whether KPMG LLP's provision of non-audit services (such as tax-related services, due diligence procedures, and services and advice related to acquisitions) to the Company is compatible with maintaining the independence of KPMG LLP with respect to the Company and its management.

     Based upon the reviews, discussions and considerations referred to above, the Audit Committee has recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2001, and that KPMG LLP be appointed as the independent auditors for the Company for fiscal year 2002.

                                 AUDIT COMMITTEE

         HAROLD BLUMENSTEIN       JAMES GROSFELD        JONATHAN VANNINI

                               SECURITY OWNERSHIP

     The following table sets forth certain information known to the Company regarding the ownership of the Company's Common Stock as of the Record Date for
(i) all persons known by the Company to be beneficial owners of five percent or more of the Company's Common Stock, (ii) each current director and nominee for director, (iii) any other Named Officers (as said term is defined hereinafter in "Executive Compensation - Summary of Cash and Certain Other Compensation") and
(iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable, except as otherwise indicated.

                                                                                  NUMBER     PERCENT OF TOTAL
FIVE PERCENT SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS (1)                  OF SHARES  SHARES OUTSTANDING
---------------------------------------------------------------                 ----------- ------------------
Zurich Scudder Investments, Inc. (2).....................................       3,358,300          6.03%
   345 Park Avenue, 25th Floor
   New York, NY  10154
Willis J. Johnson (3)....................................................       8,449,074         15.10%
James Grosfeld (4).......................................................       3,802,000          6.83%
A. Jayson Adair (5)......................................................         752,000          1.34%
Harold Blumenstein (6)...................................................         384,890             *
James E. Meeks (7).......................................................         201,791             *
Marvin L. Schmidt (8)....................................................       1,017,550          1.82%
Jonathan Vannini (9).....................................................          22,000             *
Wayne R. Hilty (10)......................................................          27,095             *
Vincent W. Mitz (11).....................................................          50,111             *
Paul A. Styer (12).......................................................         236,667             *
All directors and executive officers as a group (ten persons) (3-13).....      14,943,178         26.17%
----------------

 *  Represents less than 1% of the Company's outstanding Common Stock.

(1) Unless otherwise set forth, the mailing address for each of the persons listed in this table is: c/o Copart, Inc., 5500 E. Second Street, Benicia, California 94510.

(2)  The number of shares and other information presented is as reported in a
     Schedule 13F filed by Zurich Scudder Investments, Inc. with the SEC and reflects stock held as of June 30, 2001. The Company has not attempted to independently verify any of the information contained in the Schedule 13F.

(3) Includes 280,000 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

(4) Includes 2,000 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

(5) Includes 452,000 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

(6) Includes 22,000 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

(7) Includes 197,333 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

(8) Includes 206,000 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

(9) Includes 22,000 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

(10) Includes 14,967 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

(11) Includes 47,999 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

(12) Includes 182,667 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

(13) Includes 1,426,966 shares of Common Stock subject to options exercisable within 60 days of the Record Date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon a review of the copies of such reports furnished to the Company and written representations from such officers, directors and greater than ten percent shareholders that no other reports were required to be made, the Company believes that there was full compliance for the fiscal year ended July 31, 2001 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater-than-ten percent shareholders.

                             EXECUTIVE COMPENSATION

DIRECTORS' COMPENSATION

     Non-employee Directors are reimbursed for expenses incurred in attending Board and Committee meetings. During fiscal year 2001, all non-employee Directors received quarterly compensation of $5,000.

     Each non-employee Director is also eligible to receive periodic option grants for shares of the Company's Common Stock pursuant to the automatic option grant program in effect under the Company's 1994 Director Stock Option Plan (the "Director Plan"). Under the terms of the Director Plan, each non-employee member of the Company's board of directors automatically receives a nonstatutory stock option to purchase 12,000 shares of the Common Stock of the Company upon initial election to the board. Upon re-election to the board at the Company's annual meeting of shareholders, each non-employee member automatically receives a subsequent grant to purchase 6,000 additional shares of the Common Stock of the Company. All such options under the Director Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, vest ratably over three years, and have a five year term of exercise.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to the Company and its subsidiaries during each of the last three fiscal years, by the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers. The individuals whose compensation is disclosed in the following table are hereafter referred to as the "Named Officers".

                           SUMMARY COMPENSATION TABLE


                                                                                          LONG TERM
                                                                                     COMPENSATION AWARDS
                                                                              ---------------------------------
                                                           ANNUAL               SECURITIES
                                                        COMPENSATION            UNDERLYING         ALL OTHER
                                                   ----------------------
                                        FISCAL       SALARY        BONUS       OPTIONS/SARS      COMPENSATION
NAME AND PRINCIPAL POSITION              YEAR          ($)          ($)             (#)               ($)
-------------------------               -------     ---------    ---------    ---------------   ---------------
Willis J. Johnson..................      2001        400,000     500,000          100,000                54,205 (1)
   Chief Executive Officer               2000        350,000     150,000               --                36,432 (2)
                                         1999        350,000     150,000               --                26,576 (3)

A. Jayson Adair....................      2001        250,000     300,000          100,000                14,912 (4)
   President                             2000        225,000      75,000          250,000                15,317 (4)
                                         1999        225,000      75,000          400,000                15,317 (4)

James E. Meeks.....................      2001        200,000     225,000          100,000                10,977 (4)
   Executive Vice President,             2000        185,000      50,000          100,000                11,786 (4)
   Chief Operating Officer               1999        185,000      50,000               --                11,786 (4)

Paul A. Styer......................      2001        185,000     100,000           30,000                6,000 (5)
   Senior Vice President,                2000        170,000      30,000           20,000                6,000 (5)
   General Counsel, Secretary            1999        170,000      30,000               --                6,000 (5)

Wayne R. Hilty.....................      2001        175,000     100,000           30,000                4,800 (4)
   Senior Vice President,                2000        164,600      30,000           20,000                3,600 (4)
   Chief Financial Officer               1999        155,000      30,000           40,000                3,600 (4)
----------------

 (1) Comprised of premiums paid on life insurance policies payable to beneficiaries designated by Mr. Johnson in the amount of $28,417 and the value to Mr. Johnson of the use of Company automobiles in the amount of $25,788.

 (2) Comprised of premiums paid on life insurance policies payable to beneficiaries designated by Mr. Johnson in the amount of $21,132 and the value to Mr. Johnson of the use of Company automobiles in the amount of $15,300.

 (3) Comprised of premiums paid on life insurance policies payable to beneficiaries designated by Mr. Johnson in the amount of $11,638 and the value to Mr. Johnson of the use of Company automobiles in the amount of $14,938.

 (4) Comprised of the value of the use of a Company automobile.

 (5) Comprised of automobile expense allowances.

OPTION GRANTS

     The following table provides information with respect to the stock option grants made during the 2001 fiscal year under the Company's 1992 Stock Option Plan (the "Option Plan") to the Named Officers. No stock appreciation rights were granted to any of the Named Officers during fiscal 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                                INDIVIDUAL GRANTS
                              -----------------------------------------------------     POTENTIAL REALIZABLE
                                 NUMBER OF     % OF TOTAL                                 VALUE AT ASSUMED
                                SECURITIES       OPTIONS                                ANNUAL RATES OF STOCK
                                UNDERLYING     GRANTED TO     EXERCISE                   PRICE APPRECIATION
                                  OPTIONS     EMPLOYEES IN      PRICE    EXPIRATION       OVER OPTION TERM
                                                                                       -----------------------
       NAME                   GRANTED (#)(1) FISCAL YEAR (2)($/SHARE) (3)   DATE        5% ($)(4)  10% ($)(4)
      ------                  --------------  -------------  -----------  ---------    ----------  -----------
Willis J. Johnson..........       100,000        10.70          25.40      6/6/11      1,597,392    4,048,106
A. Jayson Adair............       100,000        10.70          25.40      6/6/11      1,597,392    4,048,106
James E. Meeks.............       100,000        10.70          25.40      6/6/11      1,597,392    4,048,106
Paul A. Styer..............        30,000         3.21          25.40      6/6/11        479,218    1,214,432
Wayne R. Hilty.............        30,000         3.21          25.40      6/6/11        479,218    1,214,432
----------------

 (1) Each option was granted under the Option Plan and will become exercisable for the option shares in installments over the optionee's period of service with the Company. Options vest over a five-year period at a rate of 20% per year. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of employment with the Company.

 (2) Based upon options to purchase an aggregate of 935,000 shares granted by the Company to employees and directors during fiscal year 2001.

 (3) The exercise price may be paid in cash, in shares of the Company's
     Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The exercise price of all option grants was determined by the fair market value of the Company's common stock as quoted on the Nasdaq National Market System on the date of grant.

 (4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. There is no assurance provided to any executive officer or any other holder of the Company's Common Stock that the actual stock price appreciation over the option term will be at the assumed 5% or 10% levels or at any other specific level. Assuming the specified rates of annual compounding, the total appreciation during the term of such options results in an increase of 62.9% (at 5% per year) and 159.4% (at 10% per year).

OPTION EXERCISE AND YEAR-END HOLDINGS

     The following table sets forth information concerning exercises of options during fiscal year 2001 and the value of unexercised options held as of the end of the 2001 fiscal year by the Named Officers.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES


                                                       NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                            SHARES        VALUE       UNDERLYING UNEXERCISED               IN-THE-MONEY
                          ACQUIRED ON   REALIZED    OPTIONS AT FISCAL YEAR END     OPTIONS AT FISCAL YEAR-END (2)
                                                    --------------------------   ----------------------------------
    NAME                 EXERCISE (#)    ($)(1)     EXERCISABLE  UNEXERCISABLE   EXERCISABLE ($)  UNEXERCISABLE ($)
   ------                 -----------  -----------  -----------  -------------   ---------------  -----------------
Willis J. Johnson.......          --           --     253,333       246,667         6,082,525        3,819,475
A. Jayson Adair.........     328,000    5,505,000     395,334       556,666         8,205,319        8,536,861
James E. Meeks..........          --           --     182,667       217,333         4,156,191        2,211,409
Paul A. Styer...........      54,000    1,018,750     176,000        74,000         4,256,261          964,879
Wayne R. Hilty..........      45,700      793,096       8,300        76,000           130,766          971,739
----------------

 (1) Represents the fair market value of underlying securities on the date of exercise, minus the exercise price.

 (2) Represents the fair market value of underlying securities at fiscal year end (for in-the-money options only) minus the exercise price. The closing price for the Company's Common Stock at fiscal year end as quoted on the Nasdaq National Market System was $28.38.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has general responsibility for establishing the compensation payable to the Company's executive officers and other key executives. The Company's Stock Option Plan Committee has the sole and exclusive authority to administer the Company's 1992 Stock Option Plan under which grants may be made to such individuals. While the Compensation Committee has responsibility for establishing the level of compensation payable to the Company's executive officers, the decisions reached by the Committee with respect to the compensation paid to them for the 2001 fiscal year were to a substantial extent similar to the terms and requirements of employment agreements that have since terminated.

     This report is divided into two parts. Part One is a brief description of the compensation arrangements in effect for the 2001 fiscal year for the Executive Officers of the Company, including the Named Officers in the Summary Compensation Table. Part Two is a discussion of the factors, which governed the compensation payable to the Chief Executive Officer for the 2001 fiscal year.

PART ONE - EXISTING COMPENSATION ARRANGEMENTS

     The compensation arrangements for fiscal 2001 with the Company's executive officers were negotiated directly between the Company and such individuals. The Compensation Committee believes that the current salaries and benefits of the Company's executive officers are commensurate with the Company's financial performance to date. During fiscal 1998, the prior employment agreement between the Company and the Chief Executive Officer expired and he is now employed on an "at-will" basis. The base annual salaries of Willis J. Johnson, A. Jayson Adair, James E. Meeks, Paul A. Styer, and Wayne R. Hilty were set at $400,000, $250,000, $200,000, $185,000, and $175,000, respectively, during fiscal year
2001. The Compensation Committee intends to review these salary levels on a regular basis and to make such adjustments to them as it sees fit based on the performance of the Company and the employee.

     The Stock Option Committee awarded stock options to executive officers in order to more closely align the long-term interests of the executive officers with those of the Company's shareholders. The Committee awarded stock option grants to the Named Officers and other key management employees as specified in the Option Grant table based upon the improved financial performance of the Company.

PART TWO - COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Willis J. Johnson, the co-founder of the Company, served as President and Chief Executive Officer from 1986 until May 1995, and has served as CEO since May 1995. Mr. Johnson's current base annual salary is $400,000 for fiscal year 2002. Mr. Johnson is also entitled to participate in the Company's benefit plans and is entitled to four weeks paid vacation per year, use of Company automobiles, and a $1 million life insurance policy with the beneficiary being designated by Mr. Johnson.

     The Compensation Committee believes that the salary and benefits paid to Mr. Johnson during fiscal 2001 are commensurate with the Company's financial performance, based upon the growth of the Company's operating profit and net income. The Compensation Committee expects that any bonus compensation recommended to be payable to Mr. Johnson in future years will also be based upon the Company's growth and financial performance, and subject to approval by the Board of Directors, excluding Mr. Johnson.

     TAX LIMITATION. As a result of federal tax legislation, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any fiscal year. The Company presently intends to structure its future compensation packages in a manner which takes into account this $1 million compensation cap.


                             COMPENSATION COMMITTEE

      WILLIS J. JOHNSON           JAMES GROSFELD          JONATHAN VANNINI


                          STOCK OPTION GRANT COMMITTEE

      WILLIS J. JOHNSON           JAMES GROSFELD          JONATHAN VANNINI

                                PERFORMANCE GRAPH

     The following graph shows a comparison of the cumulative total shareholder returns for the Company, the NASDAQ Stock Market - US Companies Index and Nasdaq, American Stock Exchange, and New York Stock Exchange SIC Peer Group 5010-5019 Index (Motor Vehicle and Automotive Equipment) for the period of August 1, 1996 through July 31, 2001.


                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN (*)
     AMONG COPART, INC., THE NASDAQ STOCK MARKET - U.S. COMPANIES INDEX AND
               NASDAQ, AMERICAN STOCK EXCHANGE AND NEW YORK STOCK
                    EXCHANGE SIC PEER GROUP 5110-5019 INDEX


                              [PERFORMANCE GRAPH]


               7/1996       7/1997      7/1998      7/1999     7/2000    7/2001
            ------------ ----------- ----------- ---------- ---------- ---------
Copart, Inc.    100         111.72      133.59      300       331.25     709.5
            ------------ ----------- ----------- ---------- ---------- ---------
Peer Group      100         117.26      126.57      117.97     79.63     133.89
            ------------ ----------- ----------- ---------- ---------- ---------
NASDAQ          100         147.54      173.63      248.14    353.37     189.71

     * Assumes $100 invested on 8/1/1996 in stock or index - including reinvestment of dividends. Fiscal years ending July 31.

     The Company has not declared or paid a cash dividend since becoming a public company in 1994. The Company currently intends to retain any earnings for use in its business and does not anticipate paying any cash dividends in the foreseeable future.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Exchange Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and Performance Graph are not incorporated by reference into any of those previous filings; nor is such report or graph to be incorporated by reference into any future filings which the Company may make under those statutes.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Company's Compensation Committee are Willis J. Johnson, James Grosfeld and Jonathan Vannini. Except for Willis J. Johnson, who serves as the Company's Chief Executive Officer, none of these individuals were, at any time during the fiscal year ended July 31, 2001 or at any other time, an officer or employee of the Company.

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity, which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company currently does not have any formal employment agreements with any of its executive officers and all are employed on an "at-will" basis.

     All employees and consultants (including officers and directors) of the Company are eligible for option grants under the Company's 1992 Stock Option Plan and the 2001 Stock Option Plan as approved by the Company's Board. Future benefits under the 2001 Stock Option Plan are not determinable, as grants of options are at the discretion of the Company's Board. Pursuant to the terms of such Option Plans and related option grant agreements, if any, in the event of an acquisition or merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights then outstanding or to substitute substantially equivalent options or rights, then the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the optionee shall be notified that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right shall terminate upon expiration of such period.

     In addition, in the event of a change of control in which options and stock purchase rights are assumed by a successor corporation, pursuant to the terms of certain option agreements under the Company's 1992 Stock Option Plan and the 2001 Stock Option Plan as previously approved by the Board, if an employee is terminated without cause by such successor corporation within twelve months of such change of control, then such optionee shall vest in full and have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable.

CERTAIN TRANSACTIONS

     The Company employs in various positions Jason Johnson, the son of the Company's Chief Executive Officer, Bonnie Randall, the sister of the Company's Chief Executive Officer, Diane Yassa, the daughter of the Company's Chief Operating Officer, and Rodgar McCalmon, the son-in-law of the Company's Chief Executive Officer. In fiscal 2001, Mr. Johnson, Mrs. Randall, Mrs. Yassa, and Mr. McCalmon received a total of $81,308, $115,927, $135,000 and $107,396 of cash compensation, respectively. In addition, in fiscal 2001 Mrs. Randall was granted options to purchase 10,000 shares of the Company's Common Stock at an exercise price of $19.56 per share. The Company believes that the terms of the each such individual's employment, including their cash compensation and option grants, are commensurate with other employees in comparable positions. The exercise price of the options granted was at the fair market value of the Company's Common Stock on the date of grant.

     James E. Meeks, an executive officer of the Company, previously owned an interest in Cas & Meeks, Inc., a private towing service, which supplied approximately $413,100 in transport services to the Company through March 2001, the date upon which Mr. Meeks divested himself of any interest in the Company. The Board believes that these services were provided on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

     Willis J. and Reba J. Johnson are the owners of the real property and improvements of the Fresno, California facility and lease said premises to the Company for current monthly lease payments of $11,897 under a lease dated August 1, 1992, which expires, with inclusion of all extension options, in July 2004, and contains a provision whereby the Company has an option to purchase the real property and improvements. Total payments under this lease aggregated $143,700 in fiscal 2001. The Company believes that the terms of this lease are no less favorable to the Company than could be obtained from unaffiliated third parties.

     Under the terms of a lease agreement effective July 1, 1993 between the Schmidt Family Trust dated September 29, 1982 (the "Schmidt Trust") and the Company, the Company leases property in the Los Angeles, California, area from the Schmidt Trust (the "Los Angeles Lease"). The current term of the Los Angeles Lease expires June 30, 2003, with an option to extend the lease for an additional five-year term. Total payments under this lease aggregated $59,420 in fiscal 2001. Marvin L. Schmidt, a director of the Company, is a beneficiary of the Schmidt Trust.

CHANGES TO COMPENSATION PLANS

     The Company has proposed a resolution to approve the creation of a new 2001 Stock Option Plan and to reserve 3,000,000 shares of the Company's common stock for issuance and sale under such 2001 Stock Option Plan. (see PROPOSAL TWO below.) Because all grants under the 2001 Stock Option Plan are to be made at the discretion of the Board, future grants under the 2001 Stock Option Plan are not yet determinable. Accordingly, the following table summarizes the number of stock options granted under the Company's 1992 Stock Option Plan (which is being replaced by the 2001 Stock Option Plan) during the last fiscal year ended July 31, 2001 to (i) the Named Officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all employees (excluding executive officers) as a group.

NEW PLAN BENEFITS

                                                                   1992 STOCK OPTION PLAN (1)
                                                         ---------------------------------------------
                                                          EXERCISE PRICE                  NUMBER OF
    NAME AND POSITION                                    ($ PER SHARE) (2)             OPTIONS GRANTED
   -------------------                                   ----------------             ----------------
Willis J. Johnson
   Chief Executive Officer                                       25.40                     100,000
A. Jayson Adair
   President                                                     25.40                     100,000
James E. Meeks
   Executive Vice President,
   and Chief Operating Officer                                   25.40                     100,000
Paul A. Styer
   Senior Vice President,
   General Counsel and Secretary                                 25.40                      30,000
Wayne R. Hilty
   Senior Vice President,
   and Chief Financial Officer                                   25.40                      30,000
Current Executive Officers, as a group                           25.40                     390,000
Non-Executive Officer Directors, as a group                      17.875                     12,000
Non-Executive Officer Employees, as a group                      20.88                     533,000
----------------

(1) Only employees and consultants (including officers and directors) of the Company are eligible for option grants under the 1992 and 2001 Stock Option Plans as approved by the Company's Board.

(2) Exercise prices for the options granted during the fiscal year ended July 31, 2001 under the 1992 Stock Option Plan are shown on a weighted-average basis for the groups presented. Future benefits under the 2001 Stock Option Plan are not determinable, as grants of options are at the discretion of the Company's Board and are dependent upon the price of the Company Common Stock in the future.

             PROPOSAL TWO - APPROVAL OF A NEW 2001 STOCK OPTION PLAN

     The Board has determined that it is in the best interests of the Company and its shareholders to adopt the new 2001 Stock Option Plan (the "2001 Plan") as described below. In October 2001, the Board adopted the 2001 Plan and reserved 3,000,000 shares of the Company's Common Stock for issuance thereunder subject to shareholder approval at the Annual Meeting. To date, no options have been granted under the 2001 Plan. The 2001 Plan is intended to replace the Company's current 1992 Stock Option Plan (the "1992 Plan") which is set to expire by its terms in August 2002. As of the Record Date, the total number of options outstanding under the 1992 Plan was 3,416,766 and 623,266 shares remained available for future grants. Subject to shareholder approval of the 2001 Plan, the Board has approved the early termination of the Company's 1992 Plan concurrent with such shareholder approval. If shareholder approval is received for the 2001 Plan, no new grants will be made under the Company's 1992 Plan and any shares remaining available for grant under the 1992 Plan will be returned to the Company's authorized Common Stock.

     The Board believes that the adoption of the 2001 Plan is necessary in order for the Company to remain competitive in the marketplace and to provide equity incentives in hiring, retaining, and motivating the most talented people as employees of the Company. The adoption of the proposed new 2001 Plan reflects the Company's philosophy that stock incentives can be an important and meaningful component of employee compensation, which enables the Company to attract the best available candidates and to retain a talented employee base. The Board believes that the adoption of the new 2001 Plan is in the best interests of the Company and its shareholders, and at the Annual Meeting the Company's shareholders are being asked to approve the adoption of the 2001 Plan and to reserve 3,000,000 shares of the Company's Common Stock for issuance and sale under the 2001 Plan.

     A description of the principal features of the 2001 Plan is set forth below:

DESCRIPTION OF THE 2001 STOCK OPTION PLAN

     GENERAL. The purpose of the 2001 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees and consultants of the Company and its subsidiaries and to promote the success of the Company's business. Options granted under the 2001 Plan may be either incentive stock options or nonstatutory stock options. Stock purchase rights may also be granted under the 2001 Plan.

     ADMINISTRATION. The 2001 Plan may generally be administered by the Board or a Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the Plan.

     ELIGIBILITY. Nonstatutory stock options and stock purchase rights may be granted under the 2001 Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options, as defined in Section 422 of the Internal Revenue Code, as amended (the "Code") may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and/or stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the exercise price and number of shares subject to each such grant.

     LIMITATIONS. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to help preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the 2001 Plan provides that no employee may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 250,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options and stock purchase rights to purchase up to an additional 250,000 shares of Common Stock under the 2001 Plan.

     TERMS AND CONDITIONS OF OPTIONS. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

         (a) EXERCISE PRICE. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

         (b) EXERCISE OF OPTION; FORM OF CONSIDERATION. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2001 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

         (c) TERM OF OPTION. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

         (d) TERMINATION OF SERVICE. If an optionee's service relationship terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within three months of such termination to the extent that the option is vested on the date of termination, (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee's service relationship terminates due to the optionee's disability, the optionee generally may exercise the option, to the extent the option was vested on the date of termination, within six months from the date of such termination. If an optionee's service relationship terminates due to the optionee's death, the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance generally may exercise the option, as to all of the shares subject to the option (including unvested shares), within six months from the date of such termination.

         (e) NONTRANSFERABILITY OF OPTIONS. Unless otherwise determined by the Administrator, options granted under the 2001 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

         (f) OTHER PROVISIONS. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2001 Plan as may be determined by the Administrator.

     STOCK PURCHASE RIGHTS. In the case of stock purchase rights, unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; DISSOLUTION; MERGER; CHANGE OF CONTROL. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2001 Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 2001 Plan, and the exercise price of any such outstanding option or stock purchase right.

     In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all or any part of the option or stock purchase right, including shares as to which the option or stock purchase right would not otherwise be exercisable.

     In connection with any acquisition or merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option and stock purchase right under the 2001 Plan shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights then outstanding or to substitute substantially equivalent options or rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the

Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right shall terminate upon expiration of such period.

     AMENDMENT AND TERMINATION OF THE 2001 PLAN. The Board may amend, alter, suspend or terminate the 2001 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 2001 Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or shareholders may alter or impair any option or stock purchase right previously granted under the 2001 Plan without the written consent of the optionee. Unless terminated earlier, the 2001 Plan shall terminate ten years from the date the 2001 Plan was adopted by the Board.

FEDERAL INCOME TAX CONSEQUENCES UNDER THE 2001 PLAN

     INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option as defined in Section 422 of the Code does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares which occurs more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied at the time of the disposition of the shares, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sales price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by
Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

     STOCK PURCHASE RIGHTS. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, shares of stock which are still restricted are subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, as the Company may repurchase the stock when the purchaser ceases to provide services to the Company. Because of this "substantial risk of forfeiture," the purchaser will not recognize ordinary income at the time of purchase, but instead, the purchaser will recognize ordinary income on the dates when such stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

     The purchaser may accelerate his or her recognition of ordinary income, if any, to the date of the purchase of such shares and begin his or her capital gains holding period by timely filing (i.e., within thirty days of purchase) an election under Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 2001 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

VOTE REQUIRED

     Approval of the adoption of the 2001 Stock Option Plan and the reservation of 3,000,000 shares of the Company's Common Stock for the issuance and sale under the 2001 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE 2001 STOCK OPTION PLAN AND THE RESERVATION OF 3,000,000 SHARES OF THE COMPANY'S COMMON STOCK FOR ISSUANCE AND SALE UNDER THE PLAN.

              PROPOSAL THREE - RATIFICATION OF INDEPENDENT AUDITORS

     The Board has appointed KPMG LLP as the Company's independent auditors, to audit the financial statements of the Company for the current fiscal year ending July 31, 2002. The Company is asking the shareholders to ratify the selection of KPMG LLP as the Company's independent auditors.

     KPMG LLP have been the Company's independent auditors since their appointment in July 1994. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

FEES BILLED TO THE COMPANY BY KPMG LLP DURING FISCAL YEAR 2001

AUDIT FEES:

     Audit fees billed to the Company by KPMG LLP during the Company's fiscal year 2001 for the review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports filed on Form 10-Q totaled approximately $198,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:

     The Company did not engage KPMG LLP to provide any advice to the Company regarding financial information systems design and implementation during fiscal year 2001.

ALL OTHER FEES:

     Fees billed to the Company by KPMG LLP during the Company's fiscal year 2001 for all other non-audit related services rendered to the Company, including tax related services, totaled approximately $172,800.

VOTE REQUIRED

     Ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date. In the event the shareholders fail to ratify the appointment of KPMG LLP, the Board will reconsider its selection. Even if the selection of independent auditors is ratified by the Company's shareholders, the Board may, in its discretion, direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR ENDING JULY 31, 2002.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                                                For the Board of Directors
                                                COPART, INC.


                                                /s/ Paul A. Styer
                                                -------------------------
                                                Paul A. Styer, SECRETARY

DATED: OCTOBER 19, 2001

                                    APPENDIX
                                  COPART, INC.
                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                            (AS AMENDED MAY 30, 2000)

I.   AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the requirements of the NASDAQ Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

     REVIEW PROCEDURES

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     INDEPENDENT AUDITORS

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

     11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed

     12. Review the appointment, performance, and replacement of the senior internal audit executive.

     13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     14. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     OTHER AUDIT COMMITTEE RESPONSIBILITIES

     15. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     16. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

            SITE OF THE COPART, INC. 2001 ANNUAL SHAREHOLDER MEETING


Directions to:   Copart, Inc.
                 5500 E. Second Street
                 Benicia, California 94510

From:            San Francisco Airport


Exit the airport on Highway 101 Northbound toward San Francisco. As you enter San Francisco follow the signs directing you towards the Bay Bridge. This is Interstate 80 Eastbound. Follow Interstate 80 over the Bay Bridge and continue Eastbound on Interstate 80. When you reach the other side of the Bay Bridge stay in the left lanes. Follow Interstate 80 approximately 15 miles to the Carquinez Bridge. After crossing the Carquinez Bridge, exit onto Interstate 780 towards Benicia. Follow 780 approximately 7 miles, get in the left lane and make a left turn onto 680 Eastbound towards Sacramento. The second exit is Lake Herman Rd. Turn left over freeway and make the first left turn onto East Second, then go to the first building on the left at 5500 E. Second Street.

                                  COPART, INC.

                             2001 STOCK OPTION PLAN


1.       PURPOSES OF THE PLAN.  The purposes of this 2001 Stock Option Plan are:

         o to attract and retain the best available personnel for positions of substantial responsibility,

         o to provide additional incentive to Employees, Directors and Consultants, and

         o         to promote the success of the Company's business.

         Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.       DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.


         (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

         (c) "BOARD" means the Board of Directors of the Company.

         (d) "CHANGE IN CONTROL" means the occurrence of any of the following events:

             (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

             (ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or

             (iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

         (e) "CODE" means the Internal Revenue Code of 1986, as amended.

         (f) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

         (g) "COMMON STOCK" means the common stock of the Company.

         (h) "COMPANY" means Copart, Inc. a California corporation.

         (i) "CONSULTANT" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

         (j) "DIRECTOR" means a member of the Board.

         (k) "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

         (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.


         (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.


         (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (q) "NOTICE OF GRANT" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

         (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (s) "OPTION" means a stock option granted pursuant to the Plan.

         (t) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (u) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

         (v) "OPTIONED STOCK" means the Common Stock subject to an Option or Stock Purchase Right.

         (w) "OPTIONEE" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

         (x) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (y) "PLAN" means this 2001 Stock Option Plan.

         (z) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

         (aa) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

         (bb) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (cc) "SECTION 16(B)" means Section 16(b) of the Exchange Act.

         (dd) "SERVICE PROVIDER" means an Employee, Director or Consultant.

         (ee) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

         (ff) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

         (gg) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code. 3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 3,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

              If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.


         4. ADMINISTRATION OF THE PLAN.

           (a) PROCEDURE.


               (i) MULTIPLE ADMINISTRATIVE BODIES. Different Committees with respect to different groups of Service Providers may administer the Plan.

               (ii) SECTION 162(M). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) RULE 16B-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

         (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

             (i) to determine the Fair Market Value;

             (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

             (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

             (iv) to approve forms of agreement for use under the Plan;

             (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;


             (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

             (vii) to institute an Option Exchange Program;

             (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

             (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

             (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

             (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

             (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

             (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

         (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

    5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

    6.   LIMITATIONS.

         (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

         (c) The following limitations shall apply to grants of Options:

             (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

             (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 250,000 Shares, which shall not count against the limit set forth in subsection (i) above.

             (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

             (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7. TERM OF PLAN. Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

    8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    9.   OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

             (i) In the case of an Incentive Stock Option

                 (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                 (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

         (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

         (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

             (i) cash;

             (ii) check;

             (iii) promissory note;

             (iv) other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;


             (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

             (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement; or (vii) any combination of the foregoing methods of payment.


    10.  EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

             An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

             Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for thirty (30) days following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised following the Optionee's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee's death. If, at the time of death, Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.


    11.  STOCK PURCHASE RIGHTS.

         (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

         (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

         (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

         (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

    12. TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions, as the Administrator deems appropriate.

    13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CHANGE IN
         CONTROL.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the number of Shares that may be added annually to the Plan pursuant to Section 3, and the number of shares of Common Stock as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

         (c) MERGER OR CHANGE IN CONTROL. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.

             In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

             For the purposes of this subsection (c), the Option or Stock Purchase Right shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

    14. DATE OF GRANT. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15.  AMENDMENT AND TERMINATION OF THE PLAN.


         (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

         (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

         (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

    16.  CONDITIONS UPON ISSUANCE OF SHARES.

         (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.


    19. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                  COPART, INC.

                             2001 STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


         Unless otherwise defined herein, the terms defined in the 2001 Stock Option Plan shall have the same defined meanings in this Stock Option Agreement.

I.       NOTICE OF STOCK OPTION GRANT
         ----------------------------

         [OPTIONEE'S NAME AND ADDRESS]

         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

         Grant Number                     ______________________________________

         Date of Grant                    ______________________________________

         Vesting Commencement Date        ______________________________________

         Exercise Price per Share         $_____________________________________

         Total Number of Shares Granted   ______________________________________

         Total Exercise Price             $_____________________________________

         Type of Option:                  ___ Incentive Stock Option

                                          ___ Nonstatutory Stock Option

         Term/Expiration Date:            ______________________________________


         Vesting Schedule:
         ----------------

         This Option shall be exercisable, in whole or in part, in accordance with the following schedule:

         [20% OF THE SHARES SUBJECT TO THE OPTION SHALL VEST TWELVE MONTHS AFTER THE VESTING COMMENCEMENT DATE, AND 1/60TH OF THE SHARES SUBJECT TO THE OPTION SHALL VEST CUMULATIVELY EACH MONTH THEREAFTER, SUCH THAT 100% OF THE SHARES SUBJECT TO THE OPTION WILL BE VESTED FIVE (5) YEARS FROM VESTING COMMENCEMENT DATE SUBJECT TO THE OPTIONEE CONTINUING TO BE A SERVICE PROVIDER AS OF EACH SUCH DATES].

          [VESTING ACCELERATION ON CHANGE OF CONTROL.
          ------------------------------------------

          A. VESTING ACCELERATION. FOLLOWING AN ASSUMPTION OR SUBSTITUTION OF THE OPTION IN CONNECTION WITH A TRANSACTION THAT CONSTITUTES A CHANGE OF CONTROL AND IN THE EVENT OF THE SUBSEQUENT "INVOLUNTARY TERMINATION" (AS DEFINED BELOW) OF THE OPTIONEE WITHIN TWELVE (12) MONTHS OF SUCH CHANGE OF CONTROL, THEN OPTIONEE'S RIGHT TO PURCHASE THE SHARES SHALL BECOME AUTOMATICALLY VESTED IN THEIR ENTIRETY ON AN ACCELERATED BASIS AND BE FULLY EXERCISABLE AS OF THE DATE IMMEDIATELY PRECEDING ANY SUCH "INVOLUNTARY TERMINATION."

          B. INVOLUNTARY TERMINATION. "INVOLUNTARY TERMINATION" SHALL MEAN (I) A TERMINATION BY THE COMPANY OF THE OPTIONEE'S EMPLOYMENT WITH OR SERVICES TO THE COMPANY OTHER THAN FOR "CAUSE" (AS DEFINED IN BELOW);
          (II) WITHOUT THE OPTIONEE'S CONSENT, A MATERIAL REDUCTION OF OR VARIATION IN THE OPTIONEE'S DUTIES, AUTHORITY OR RESPONSIBILITIES, RELATIVE TO THE OPTIONEE'S DUTIES, AUTHORITY OR RESPONSIBILITIES AS IN EFFECT IMMEDIATELY PRIOR TO SUCH REDUCTION OR VARIATION; (III) WITHOUT THE OPTIONEE'S CONSENT, A MATERIAL REDUCTION IN THE BASE SALARY OF THE OPTIONEE AS IN EFFECT IMMEDIATELY PRIOR TO SUCH REDUCTION; (IV) WITHOUT THE OPTIONEE'S CONSENT, A MATERIAL REDUCTION BY THE COMPANY IN THE KIND OR LEVEL OF EMPLOYEE BENEFITS TO WHICH THE OPTIONEE WAS ENTITLED IMMEDIATELY PRIOR TO SUCH REDUCTION, WITH THE RESULT THAT THE OPTIONEE'S OVERALL BENEFITS PACKAGE IS MATERIALLY REDUCED; OR (V) WITHOUT THE OPTIONEE'S CONSENT, THE RELOCATION OF THE OPTIONEE TO A FACILITY OR A LOCATION MORE THAN ONE HUNDRED (100) MILES FROM THE OPTIONEE'S THEN PRESENT LOCATION.

          C. CAUSE. "CAUSE" SHALL MEAN (I) THE OPTIONEE'S CONTINUED FAILURE TO SUBSTANTIALLY PERFORM THE PRINCIPAL DUTIES AND OBLIGATIONS OF HIS OR HER POSITION WITH THE COMPANY (OTHER THAN ANY SUCH FAILURE RESULTING FROM DISABILITY), WHICH FAILURE IS NOT REMEDIED IN A REASONABLE PERIOD OF TIME AFTER RECEIPT OF WRITTEN NOTICE FROM THE COMPANY; (II) ANY ACT OF PERSONAL DISHONESTY, FRAUD OR MISREPRESENTATION TAKEN BY THE OPTIONEE WHICH WAS INTENDED TO RESULT IN SUBSTANTIAL GAIN OR PERSONAL ENRICHMENT OF THE OPTIONEE AT THE EXPENSE OF THE COMPANY OR ITS CUSTOMERS; (III) THE OPTIONEE'S VIOLATION OF A FEDERAL OR STATE LAW OR REGULATION APPLICABLE TO THE COMPANY'S BUSINESS WHICH VIOLATION WAS OR IS REASONABLY LIKELY TO BE MATERIALLY INJURIOUS TO THE COMPANY; (IV) THE OPTIONEE'S CONVICTION OF A FELONY OR A PLEA OF NOLO CONTENDERE UNDER THE LAWS OF THE UNITED STATES OR ANY STATE; OR (V) THE OPTIONEE'S MATERIAL BREACH OF THE TERMS OF ANY MATERIAL AGREEMENT WITH THE COMPANY.]

          Termination Period:
          ------------------

          This Option may be exercised for thirty (30) days after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve (12) months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.   AGREEMENT
      ---------

      A.  Grant of Option.
          ---------------

          The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 16(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

      B.  EXERCISE OF OPTION.
          ------------------

          (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.


          (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as EXHIBIT A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Corporate Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

      C.  METHOD OF PAYMENT.
          -----------------

          Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1.    cash; or

          2.    check; or

          3. consideration received by the Company under a formal cashless exercise program implemented by the Company in connection with the Plan; or

          4. surrender of other Shares which (i) in the case of Shares acquired either directly or indirectly from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

      D.  NON-TRANSFERABILITY OF OPTION.
          -----------------------------

          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      E.  TERM OF OPTION.
          --------------

          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

      F.  TAX OBLIGATIONS.
          ---------------

          (a) WITHHOLDING TAXES. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (b) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

      G.  ENTIRE AGREEMENT; GOVERNING LAW.
          -------------------------------

          The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

      H.  NO GUARANTEE OF CONTINUED SERVICE.
          ---------------------------------

          OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

          By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                      COPART, INC.



--------------------------------------         ---------------------------------
Signature                                      By


--------------------------------------         ---------------------------------
Print Name                                     Title


--------------------------------------
Residence Address


--------------------------------------

                                    EXHIBIT A
                                    ---------

                                  COPART, INC.

                             2001 STOCK OPTION PLAN

                                 EXERCISE NOTICE


COPART, INC.
5500 E. SECOND STREET
BENICIA, CALIFORNIA  94510

Attention:  Corporate Secretary

          1. EXERCISE OF OPTION. Effective as of today, ________________, _____, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Copart, Inc. (the "Company") under and pursuant to the 2001 Stock Option Plan (the "Plan") and the Stock Option Agreement dated ________________, ______ (the "Option Agreement"). Subject to adjustment in accordance with Section 13 of the Plan, the purchase price for the Shares shall be $_____, as required by the Option Agreement.

          2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares.


          3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.


          4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

          5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

          6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                               Accepted by:

PURCHASER:                                  COPART, INC.



-----------------------------------         ------------------------------------
Signature                                   By


-----------------------------------         ------------------------------------
Print Name                                  Print Name


                                            ------------------------------------
                                            Title

Address:                                    Address:
-------                                     -------


-----------------------------------         ------------------------------------


-----------------------------------         ------------------------------------




                                            ------------------------------------
                                            Date Received

                                  COPART, INC.

                             2001 STOCK OPTION PLAN

                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT


          Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

          [GRANTEE'S NAME AND ADDRESS]

          You have been granted the right to purchase Common Stock of the Company, subject to the Company's Repurchase Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

         Grant Number______                          _________________________

         Date of Grant_____                          _________________________

         Price Per Share___                          $________________________

         Total Number of Shares Subject              _________________________
           to This Stock Purchase Right

         Expiration Date:__                          _________________________

          YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 2001 Stock Option Plan and the Restricted Stock Purchase Agreement, attached hereto as EXHIBIT A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.


GRANTEE:                                    COPART, INC.

--------------------------------            ------------------------------------
Signature                                   By

--------------------------------            ------------------------------------
Print Name                                   Title

                                   EXHIBIT A-1
                                   -----------

                                  COPART, INC.

                             2001 STOCK OPTION PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT



         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

         WHEREAS the Purchaser named in the Notice of Grant (the "Purchaser") is a Service Provider and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

         WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

         NOW THEREFORE, the parties agree as follows:

1. SALE OF STOCK. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per Share purchase price and as otherwise described in the Notice of Grant.

2. PAYMENT OF PURCHASE PRICE. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

3.       REPURCHASE OPTION.

         (a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option") for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by canceling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate

Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

         (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

         4.   RELEASE OF SHARES FROM REPURCHASE OPTION.

         (A) [TWENTY PERCENT (20%) OF THE SHARES SHALL BE RELEASED FROM THE COMPANY'S REPURCHASE OPTION ONE YEAR AFTER THE DATE OF GRANT AND 1/60TH OF THE SHARES CUMULATIVELY AT THE END OF EACH MONTH THEREAFTER, SUCH THAT 100% OF THE SHARES SHALL BE RELEASED FROM THE COMPANY'S REPURCHASE OPTION FIVE (5) YEARS AFTER THE DATE OF GRANT PROVIDED THAT THE PURCHASER DOES NOT CEASE TO BE A SERVICE PROVIDER PRIOR TO THE DATE OF ANY SUCH RELEASE].

         (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

         (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see Section 6).

         [VESTING ACCELERATION ON CHANGE OF CONTROL:

         (D) IN ADDITION, FOLLOWING AN ASSUMPTION OR SUBSTITUTION OF THE STOCK PURCHASE RIGHT IN CONNECTION WITH A TRANSACTION THAT CONSTITUTES A CHANGE OF CONTROL AND IN THE EVENT OF A SUBSEQUENT "INVOLUNTARY TERMINATION" (AS DEFINED BELOW) OF PURCHASER WITHIN TWELVE (12) MONTHS OF SUCH CHANGE OF CONTROL, ALL OF THE COMPANY'S RIGHTS TO REPURCHASE RESTRICTED STOCK FROM THE PURCHASER UNDER THIS RESTRICTED STOCK PURCHASE AGREEMENT SHALL LAPSE IN ITS ENTIRETY ON AN ACCELERATED BASIS AS OF THE DATE IMMEDIATELY PRECEDING ANY SUCH "INVOLUNTARY TERMINATION."

         (E)  INVOLUNTARY TERMINATION. "INVOLUNTARY TERMINATION" SHALL MEAN
(I) A TERMINATION BY THE COMPANY OF THE OPTIONEE'S EMPLOYMENT WITH OR SERVICES TO THE COMPANY OTHER THAN FOR "CAUSE" (AS DEFINED IN BELOW); (II) WITHOUT THE OPTIONEE'S CONSENT, A MATERIAL REDUCTION OF OR VARIATION IN THE OPTIONEE'S DUTIES, AUTHORITY OR RESPONSIBILITIES, RELATIVE TO THE OPTIONEE'S DUTIES, AUTHORITY OR RESPONSIBILITIES AS IN EFFECT IMMEDIATELY PRIOR TO SUCH REDUCTION OR VARIATION; (III) WITHOUT THE OPTIONEE'S CONSENT, A MATERIAL REDUCTION IN THE BASE SALARY OF THE OPTIONEE AS IN EFFECT IMMEDIATELY PRIOR TO SUCH REDUCTION;
(IV) WITHOUT THE OPTIONEE'S CONSENT, A MATERIAL REDUCTION BY THE COMPANY IN THE KIND OR LEVEL OF EMPLOYEE BENEFITS TO WHICH THE OPTIONEE WAS ENTITLED IMMEDIATELY PRIOR TO SUCH REDUCTION, WITH THE RESULT THAT THE OPTIONEE'S

OVERALL BENEFITS PACKAGE IS MATERIALLY REDUCED; OR (V) WITHOUT THE OPTIONEE'S CONSENT, THE RELOCATION OF THE OPTIONEE TO A FACILITY OR A LOCATION MORE THAN ONE HUNDRED (100) MILES FROM THE OPTIONEE'S THEN PRESENT LOCATION.

         (F) CAUSE. "CAUSE" SHALL MEAN (I) THE OPTIONEE'S CONTINUED FAILURE TO SUBSTANTIALLY PERFORM THE PRINCIPAL DUTIES AND OBLIGATIONS OF HIS OR HER POSITION WITH THE COMPANY (OTHER THAN ANY SUCH FAILURE RESULTING FROM DISABILITY), WHICH FAILURE IS NOT REMEDIED IN A REASONABLE PERIOD OF TIME AFTER RECEIPT OF WRITTEN NOTICE FROM THE COMPANY; (II) ANY ACT OF PERSONAL DISHONESTY, FRAUD OR MISREPRESENTATION TAKEN BY THE OPTIONEE WHICH WAS INTENDED TO RESULT IN SUBSTANTIAL GAIN OR PERSONAL ENRICHMENT OF THE OPTIONEE AT THE EXPENSE OF THE COMPANY OR ITS CUSTOMERS; (III) THE OPTIONEE'S VIOLATION OF A FEDERAL OR STATE LAW OR REGULATION APPLICABLE TO THE COMPANY'S BUSINESS WHICH VIOLATION WAS OR IS REASONABLY LIKELY TO BE MATERIALLY INJURIOUS TO THE COMPANY; (IV) THE OPTIONEE'S CONVICTION OF A FELONY OR A PLEA OF NOLO CONTENDERE UNDER THE LAWS OF THE UNITED STATES OR ANY STATE; OR (V) THE OPTIONEE'S MATERIAL BREACH OF THE TERMS OF ANY MATERIAL AGREEMENT WITH THE COMPANY.]

         5.   RESTRICTION ON TRANSFER. Except for the escrow described in
Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

         6.   ESCROW OF SHARES.

         (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as EXHIBIT A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as EXHIBIT A-3, until such time as the Company's Repurchase Option expires.

         (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

         (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

         (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

         (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

         7. LEGENDS. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

              THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE CORPORATE SECRETARY OF THE COMPANY.

         8. ADJUSTMENT FOR STOCK SPLIT. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares that may be made by the Company after the date of this Agreement.

         9. TAX CONSEQUENCES. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as EXHIBIT A-4 hereto.

                  THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

         10.  GENERAL PROVISIONS.

         (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

         (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

         Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

          (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

         (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

         (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

         (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

         By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.


DATED:
      -----------------------------

PURCHASER:                                  COPART, INC.


-----------------------------------         ----------------------------------
Signature                                   By

-----------------------------------         ----------------------------------
Print Name                                  Title

                                   EXHIBIT A-2
                                   -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


          FOR VALUE RECEIVED I, _______________________________, hereby sell, assign and transfer unto ______________________________________ (__________)
shares of the Common Stock of Copart, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

          This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the "Agreement") between Copart, Inc. and the undersigned dated ______________, _____.


Dated: _______________, _____           Signature:______________________________




       INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE THE REPURCHASE OPTION, AS SET FORTH IN THE AGREEMENT, WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF THE PURCHASER.

                                   EXHIBIT A-3
                                   -----------

                            JOINT ESCROW INSTRUCTIONS



                                                        ------------------, ----

Corporate Secretary
Copart, Inc.
5500 E. Second Street
Benicia, California  94510




Dear __________:

          As Escrow Agent for both Copart, Inc., a California corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

          1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

          2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

          3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.

Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

          4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

          5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

          6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

          7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

          8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

          10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

          11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

          12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

          13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

          14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

          15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


                  COMPANY:                  Copart, Inc.
                                            Benicia, California


                  PURCHASER:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                  ESCROW AGENT:             Corporate Secretary
                                            Copart, Inc.
                                            Benicia, California

          16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

          17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

          18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.


                                            Very truly yours,

                                            COPART, INC.


                                            ------------------------------------
                                            By

                                            ------------------------------------
                                            Title



                                            PURCHASER:


                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Print Name




ESCROW AGENT:


-------------------------------------
Corporate Secretary

                                   EXHIBIT A-4
                                   -----------

                          ELECTION UNDER SECTION 83(B)

                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:


      NAME:                          TAXPAYER:                SPOUSE:

      ADDRESS:

      IDENTIFICATION NO.:            TAXPAYER:                SPOUSE:

      TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: ___________ shares (the "Shares") of the Common Stock of Copart, Inc. (the "Company").

3.    The date on which the property was transferred is:                ,      .
                                                         ---------------  -----

4.    The property is subject to the following restrictions:


      The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $__________.

6.    The amount (if any) paid for such property is:  $___________.


The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

THE UNDERSIGNED UNDERSTANDS THAT THE FOREGOING ELECTION MAY NOT BE REVOKED EXCEPT WITH THE CONSENT OF THE COMMISSIONER.

Dated:            _________________, ____       ________________________________
                                                Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:            _________________, ____       ________________________________
                                                Spouse of Taxpayer

                                     PROXY

                                  COPART, INC.

                 PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 4, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned shareholder of Copart, Inc. (the "Company") hereby revokes all previous proxies and appoints Willis J. Johnson or Paul A. Styer or either of them, with full power of substitution, as the proxy of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the 2001 Annual Meeting of Shareholders of the Company to be held on Tuesday December 4, 2001, at 9:00 a.m., at the Company's corporate headquarters located at 5500 E. Second Street, Second Floor, Benicia, California, and any adjournment therof, with the same effect as if the undersigned were present and voting such shares on the following matters and in the following manner set forth on the reverse side.

----------------                                                ----------------
  SEE REVERSE                                                     SEE REVERSE
     SIDE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE
----------------                                                ----------------

--------------------------------------------------------------------------------
                                  DETACH HERE

    PLEASE MARK
/X/ VOTES AS IN                                                            ---
    THIS EXAMPLE


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND PROPOSALS BELOW, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

1. Election of Directors
   Nominees: (01) Willis J. Johnson; (02) A. Jayson Adair; (03) Harold Blumenstein; (04) James Grosfeld; (05) James E. Meeks; (06) Marvin L. Schmidt; (07) Jonathan Vannini

               FOR                            WITHHELD
               ALL    / /                 / / FROM ALL
             NOMINEES                         NOMINEES

          / /
             -------------------------------------------
             For all nominees except as noted above

2. Approve a new 2001 Stock Option Plan and to        FOR     AGAINST    ABSTAIN
   reserve 3,000,000 shares of common stock for       / /       / /        / /
   issuance under the plan.

3. Ratify the selection of KPMG LLP as
   Independent auditors for the Company for the       / /       / /        / /
   current fiscal year ending July 31, 2002.

                 MARK HERE IF YOU PLAN TO ATTEND THE MEETING   / /

                 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Sign exactly as your name(s) appears on your stock certificate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc. are requested to so indicate when signing. If stock is registered in two names, both should sign.


Signature:                   Date:       Signature:                  Date:
          -------------------     -------          ------------------     ------